                             JOINT FILER INFORMATION



Name:                               WGI Tyler, LLC

Address:                            1415 Louisiana Street
                                    Houston, TX 77002

Designated Filer:                   WEDGE Group Incorporated

Date of Event Requiring
Statement:                          12/28/00

Issuer and Ticker Symbol:           Chicago Bridge & Iron Company N.V.
                                    (NYSE: CBI)

Title of Security:                  Share Capital

Ownership Form:                     Direct

Signature:                          WGI TYLER, LLC


                                    By: /s/ JAMES M. TIDWELL
                                        ------------------------------
                                        Name:  James M. Tidwell
                                        Title: President

                             JOINT FILER INFORMATION



Name:                               WEDGE Holdings, Inc.

Address:                            1415 Louisiana Street
                                    Houston, TX 77002

Designated Filer:                   WEDGE Group Incorporated

Date of Event Requiring
Statement:                          12/28/00

Issuer and Ticker Symbol:           Chicago Bridge & Iron Company N.V.
                                    (NYSE: CBI)

Title of Security:                  Share Capital

Ownership Form:                     Direct

Signature:                          WEDGE HOLDINGS, INC.


                                    By: /s/ RICHARD E. BLOHM, JR.
                                        ------------------------------
                                        Name:  Richard E. Blohm, Jr.
                                        Title: Vice-President

                             JOINT FILER INFORMATION



Name:                               Farinvest, Ltd.

Address:                            Keizer Karelweg 474/1181
                                    RL Anstelveen, The Netherlands

Designated Filer:                   WEDGE Group Incorporated

Date of Event Requiring
Statement:                          12/28/00

Issuer and Ticker Symbol:           Chicago Bridge & Iron Company N.V.
                                    (NYSE: CBI)

Title of Security:                  Share Capital

Ownership Form:                     Direct

Signature:                    FARINVEST, LTD.

                              By ISSAM M. FARES, ITS MANAGING DIRECTOR

                              By  /s/ RICHARD E. BLOHM, JR.
                                  -----------------------------------------
                                  Name: Richard E. Blohm, Jr.
                                  Title: Attorney-in-Fact

                             JOINT FILER INFORMATION



Name:                               Farinvest N.V.

Address:                            Keizer Karelweg 474/1181
                                    RL Anstelveen, The Netherlands

Designated Filer:                   WEDGE Group Incorporated

Date of Event Requiring
Statement:                          12/28/00

Issuer and Ticker Symbol:           Chicago Bridge & Iron Company N.V.
                                    (NYSE: CBI)

Title of Security:                  Share Capital

Ownership Form:                     Direct

Signature:                    FARINVEST N.V.

                              By ISSAM M. FARES, ITS MANAGING DIRECTOR

                              By /s/ RICHARD E. BLOHM, JR.
                                 -----------------------------------------------
                                 Name: Richard E. Blohm, Jr.
                                 Title: Attorney-in-Fact

                             JOINT FILER INFORMATION



Name:                            WEDGE Engineering B.V.

Address:                         Keizer Karelweg 474/1181
                                 RL Anstelveen, The Netherlands

Designated Filer:                WEDGE Group Incorporated

Date of Event Requiring
Statement:                       12/28/00

Issuer and Ticker Symbol:        Chicago Bridge & Iron Company N.V.
                                 (NYSE: CBI)

Title of Security:               Share Capital

Ownership Form:                  Direct

Signature:                       WEDGE ENGINEERING B.V.


                                 By MINEFA HOLDINGS B.V., ITS MANAGING DIRECTOR

                                 By ISSAM M. FARES, ITS MANAGING DIRECTOR

                                 By /s/ RICHARD E. BLOHM, JR.
                                    --------------------------------------------
                                    Name: Richard E. Blohm, Jr.
                                    Title: Attorney-in-Fact

                             JOINT FILER INFORMATION



Name:                             Minefa Holdings B.V.

Address:                          Keizer Karelweg 474/1181
                                  RL Anstelveen, The Netherlands

Designated Filer:                 WEDGE Group Incorporated

Date of Event Requiring
Statement:                        12/28/00

Issuer and Ticker Symbol:         Chicago Bridge & Iron Company N.V.
                                  (NYSE: CBI)

Title of Security:                Share Capital

Ownership Form:                   Direct

Signature:                        MINEFA HOLDINGS B.V.

                                  By ISSAM M. FARES, ITS MANAGING DIRECTOR

                                  By /s/ RICHARD E. BLOHM, JR.
                                     -------------------------------------------
                                     Name:  Richard E. Blohm, Jr.
                                     Title: Attorney-in-Fact

                             JOINT FILER INFORMATION



Name:                               Issam M. Fares

Address:                            Keizer Karelweg 474/1181
                                    RL Anstelveen, The Netherlands

Designated Filer:                   WEDGE Group Incorporated

Date of Event Requiring
Statement:                          12/28/00

Issuer and Ticker Symbol:           Chicago Bridge & Iron Company N.V.
                                    (NYSE: CBI)

Title of Security:                  Share Capital

Ownership Form:                     Indirect by WEDGE Engineering B.V.

Signature:                          ISSAM M. FARES


                                    By: /s/ RICHARD E. BLOHM, JR.
                                        ------------------------------
                                        Name:  Richard E. Blohm, Jr.
                                        Title: Attorney-in-Fact